UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 22, 2010

Commission File Number: 000-52727

ELRAY RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

98-0526438

(IRS Employer Identification Number)

#15, 291 Street, Sangkat Boeng Kok 1, Tourl Kok District,

Phnom Pehn, Cambodia

 (Address of principal executive offices)

01161407313942

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant

On June 22nd, 2010, LBB & Associates Ltd., LLP (“LBB”) notified the Company that effective that date, the firm resigned as auditor.  The Company has appointed GBH CPAs, PC (“GBH”) as auditor. That decision was approved by the Board of Directors on August 20th, 2010.

LBB issued its auditor’s report on the financial statements as of and for the years ended December 31, 2008 and 2009, which included an explanatory paragraph as to the Company’s ability to continue as a going concern.

Other than the going concern uncertainty described above, LBB’s audit report on the Company’s financial statements for the year ended December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2008 and 2009 and the subsequent interim period through June 22nd, the date of resignation of LBB, there were no disagreements with LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to LBB’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided LBB with a copy of the disclosure in the preceding two paragraphs and requested in writing that LBB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures.  LBB provided a letter, dated August 31, 2010 stating its agreement with such statements, which is included as an exhibit to this Form 8-K.

During the years ended December 31, 2008 and 2009 and through the date of the Audit Committee’s decision, the Company did not consult with GBH with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01

 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a)	Not applicable

b)	Not applicable

c)	Exhibits

No.	Exhibit

16.1	Letter from LBB & Associates Ltd., LLP., dated August 31, 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2010

ELRAY RESOURCES, INC.

(Registrant)

By:

 Barry J. Lucas

 President